UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2012

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2012 Cash Compensation

On January 20, 2012, the Compensation Committee of the Board of Directors of Volterra Semiconductor Corporation (the “Company”) approved changes to 2012 base salaries for certain of its executive officers. The Committee’s approvals are described in Exhibit 10.1 to this Current Report, which is incorporated in this Item 5.02 by reference.

Management Bonus Plan for 2011

The Compensation Committee determined that no payouts would be made under the Company’s 2011 management bonus plan, as the Company did not meet the pre-established revenue and non-GAAP operating income targets under such plan.

Management Bonus Plan for 2012

The Compensation Committee also approved participation by the Company’s executive officers in the Company’s management bonus plan for 2012, at the target bonus percentages provided below.

Name and Title	Bonus Target
Jeff Staszak
President and Chief Executive Officer	100%
Mike Burns
Senior Vice President, Finance and Chief Financial Officer	60%
Bill Numann
Senior Vice President, Server and Storage, and Telecommunications Products Group	60%
Craig Teuscher
Senior Vice President, Notebook Products Group	60%
Tom Truman
Vice President, World Wide Sales	60%

The target bonus for each executive officer, as described above, is a percentage of his base salary earned during the year. Under the plan, individual bonuses may range from 0% (if minimum operating results are not achieved) to a maximum of 150% (if results exceed objectives) of the target bonus amount for such officer. The target bonus for the Company’s chief executive officer is based solely on the Company’s financial performance. The target bonuses for all other executive officers of the Company are weighted such that fifty percent of the target bonus is based on the Company’s financial performance and fifty percent is based on the satisfaction of individual performance criteria as established by the Company’s chief executive officer, as reviewed by the Compensation Committee.

The foregoing descriptions are subject to, and qualified in their entirety by, the Company’s Management Bonus Plan, which is filed as Exhibit 10.2 to this Current Report and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this document:

Exhibit Number	Description of Exhibit

10.1	2012 Executive Officer Compensation

10.2	Management Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 25, 2012	By:	/s/ David Oh
Name: David Oh
Title: General Counsel

Exhibit Index

Exhibit No.	Description

10.1	2012 Executive Officer Compensation

10.2	Management Bonus Plan